AMENDMENT AND RESTATEMENT NO. 1


         This  Amendment  and  Restatement  No.  1 dated as of  March  31,  1998
("Agreement") is among Stone Energy Corporation, a Delaware corporation ("Borrower"), the banks party to the Credit Agreement described below ("Banks"), and NationsBank of Texas, N.A., as Agent for the Banks ("Agent").

                                  INTRODUCTION

         A. The Borrower, the Agent, and the Banks are parties to the Third Amended and Restated Credit Agreement dated as of July 30, 1997 (the "Credit Agreement").

         B. The Borrower has requested that the Banks agree to increase the commitments under the Credit Agreement and to make certain other amendments to the Credit Agreement.

         THEREFORE, the Borrower, the Agent, and the Banks hereby agree as follows:

     Section 1. Definitions; References. Unless otherwise defined in this Agreement, terms used in this Agreement which are defined in the Credit
Agreement  shall  have  the  meanings  assigned  to  such  terms  in the  Credit
Agreement.

         Section 2.        Amendments.

         (a)      In Section 1.01:

     (i) the definition of Applicable Margin is amended in its entirety to read as follows:

                           "Applicable Margin" means, for any day, the following
                  percentages based upon the ratio of (a) the aggregate outstanding amount of Revolving Advances plus the Letter of Credit Exposure to (b) the Borrowing Base as of such day:



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Ratio of Outstanding
 Revolving Advances    Applicable Margin   Applicable Margin   Applicable Margin
 to Borrowing Base     Base Rate Advances  Eurodollar Advances   Commitment Fees
--------------------   ------------------  -------------------  ----------------
     <.60                    0.00%               0.75%                0.25%
>=.60 and >.80               0.00%               1.00%                0.30%
     >=.80                   0.00%               1.25%                0.375%


               (ii) the definition of "Revolving Maturity Date" is amended by substituting "July 30, 2001" for "July 30, 2000".

         (b) Paragraph (a) of Section 2.02 is amended in its entirety to read as follows:

                  (a) The Borrowing Base as of March 31, 1998 has been set by the Majority Banks and acknowledged by the Borrower as $120,000,000.

         (c) Paragraph (a)(i) of Section 2.07 is amended in its entirety to read as follows:

                  (i) The Borrower agrees to pay to the Agent for the account of each Bank a commitment fee per annum equal to the Applicable Margin for commitment fees in effect from time to time on the average daily amount by which such Bank's Pro Rata Share of the Borrowing Base exceeds the sum of such Bank's outstanding Revolving Advances and such Bank's Pro Rata Share of the Letter of Credit Exposure, from March 31, 1998 until the Revolving Maturity Date.

         Section 3. Increase in Revolving Commitments. The Borrower, the Agent, and the Banks hereby agree that the Revolving Commitments of the Banks under the Credit Agreement shall be modified to reflect the Revolving Commitments for the Banks set forth on the attached Schedule 1 and upon the effectiveness of this Agreement pursuant to Section 5 below, each such Bank's Revolving Commitment shall be the Revolving Commitment set forth on the attached Schedule 1 (such Revolving Commitment being subject to further amendment, reduction or termination pursuant to the terms of the Credit Agreement).

     Section 4. Representations and Warranties. The Borrower represents and warrants to the Agent and the Banks that:

         (a) the representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as of the date of this Agreement;

         (b) (i) the execution, delivery and performance of this Agreement, the replacement promissory notes referred to below, and the reaffirmation of guaranties referred to below are within

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the  corporate  power and  authority of the Borrower  and its  Subsidiaries,  as applicable, and have been duly authorized by appropriate proceedings and (ii) each of this Agreement, the replacement promissory notes and the Guaranties constitutes a legal, valid, and binding obligation of the Borrower and its Subsidiaries, as applicable, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

         (c) as of the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing.

     Section 5.Effectiveness. This Agreement shall become effective as of the date of this Agreement, and the Credit Agreement shall be amended as provided in this Agreement upon the occurrence of the following conditions precedent:

         (a) the Borrower, the Agent, and the Banks shall have delivered duly and validly executed originals of this Agreement to the Agent;

         (b) the representations and warranties in this Agreement shall be true and correct in all material respects;

         (c) the Borrower shall have executed and delivered an original Revolving Note to each of the Banks whose Commitment increased under the terms of this Agreement in the maximum principal amount of such Bank's Commitment after such increase;

         (d) the Borrower and its Subsidiaries shall have delivered an opinion of their counsel in form and substance satisfactory to the Agent and the Banks;

         (e) each of the Borrower and its Subsidiaries shall have delivered a certificate of its Secretary or Assistant Secretary certifying its certificate of incorporation, bylaws, resolutions and incumbency and in form and substance satisfactory to the Agent and the Banks;

         (f) each of the Guarantors shall have duly and validly executed reaffirmations of their respective Guaranties in form and substance satisfactory to the Agent and the Banks and delivered them to the Agent; and

         (g) the Borrower shall have paid all amounts and expenses required to be paid in connection with this Agreement and the amendments evidenced hereby.

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         Section 6.        Effect on Loan Documents.

         (a) Except as amended herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Agents' or Banks' rights under the Credit Documents, as amended, including the waiver of any Default or Event of Default, however denominated.

         (b) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Credit Documents.

     Section 7. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

     Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

         PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE LOAN AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE LOAN AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE.

         THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN LOAN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN AGREEMENT. THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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         EXECUTED as of the date first above written.

                                    BORROWER:

                                                     STONE ENERGY CORPORATION


                                       By:              /s/ D. Peter Canty
                                                        ------------------
                                      Name:                 D. Peter Canty
                                     Title:                 President



                                       By:              /s/ Michael L. Finch
                                                       ----------------------
                                      Name:                 Michael L. Finch
                                     Title:            Executive Vice President

                                     AGENT:

                                                     NATIONSBANK OF TEXAS, N.A.


                                       By:                /s/ Paul A. Squires
                                                          ---------------------
                                                            Paul A. Squires
                                                           Senior Vice President

                                     BANKS:

                                                     NATIONSBANK OF TEXAS, N.A.


                                       By:                /s/ Paul A. Squires
                                                          ---------------------
                                                             Paul A. Squires
                                                           Senior Vice President

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                                                     BANKBOSTON, N.A.


                                       By:          /s/ Terrence Ronan
                                                  ---------------------
                                      Name:             Terrence Ronan
                                     Title:             Vice President


                                                 FIRST NATIONAL BANK OF COMMERCE


                                       By:          /s/ David R. Reid
                                                  ---------------------
                                      Name:             David R. Reid
                                     Title:         Senior Vice President

                                                   HIBERNIA NATIONAL BANK


                                       By:            /s/ Colleen McEvoy
                                                      -------------------
                                      Name:               Colleen McEvoy
                                     Title:               Vice President

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                                   SCHEDULE 1

                                                     Revolving Commitments

1.       NationsBank of Texas, N.A.                           $56,250,000

2.       BankBoston, N.A..                                    $37,500,000

3.       First National Bank of Commerce                      $28,125,000

4.       Hibernia National Bank                               $28,125,000
                                                             -------------
                                                             $150,000,000




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